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                                                                    Exhibit 10.8
                                 Amendment No. 1
                                     to the
                       Nonqualified Supplemental Executive
                  Retirement Agreement with Joseph F. Coradino


         WHEREAS, Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust (the "Trust"), entered into a Nonqualified Supplemental Executive Retirement Agreement with Joseph F. Coradino (the "Executive"), executed November 6, 2002 (the "Agreement");

         WHEREAS, Section 6 of the Agreement provides that it may be amended upon the mutual agreement of the Executive and the Trust;

         WHEREAS, Section 1 of the Agreement provides that the Trust shall establish a bookkeeping account for the Executive, and shall credit such account each fiscal year with a deemed contribution of $25,000; and

         WHEREAS, pursuant to the Executive's Employment Agreement, dated January 1, 2004, entered into by the Trust and the Executive, this amount is increased to $35,000 for the 2004 and later fiscal years;

         NOW, THEREFORE, effective January 1, 2004, Section 1 of the Agreement is amended to read as follows:

         1. Supplemental Retirement Benefit. The Trust shall establish a bookkeeping account for the Executive and shall credit such account each fiscal year as follows:

                  ----------------------------------------- --------------------
                  Fiscal Year                               Amount
                  ----------------------------------------- --------------------
                  For fiscal years beginning                $25,000
                  January 1, 2002 and 2003
                  ----------------------------------------- --------------------
                  For fiscal years beginning                $35,000
                  January 1, 2004 and later
                  ----------------------------------------- --------------------

Such deemed contributions shall be credited as of January 1 of the applicable fiscal year and shall earn interest at the rate of 10 percent, compounded annually.

         IN WITNESS WHEREOF, the Trust has caused this Amendment No. 1 to be duly executed by its duly authorized officer, and the Executive has hereunto set his hand and seal, all as of the day and year first above written.

                                                     PENNSYLVANIA REAL ESTATE
                                                     INVESTMENT TRUST

                                                     By: /s/ Jonathan B. Weller
                                                        ------------------------


                                                     /s/ Joseph F. Coradino
                                                     ---------------------------
                                                         Joseph F. Coradino